PNC FUNDS and PNC ADVANTAGE FUNDS (the "FUNDS")
RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS
FOR THE PERIOD JUNE 1, 2015 THROUGH NOVEMBER 30, 2015

The following table provides a summary of all Rule 10f-3 Affiliated Underwriter Syndicate Transactions executed on behalf of the Funds by the Funds' adviser, sub-advisers, or an affiliate, if any, during the period June 1, 2015 through November 30, 2015.


INFORMATION BELOW IS DISPLAYED IN THE FOLLOWING ORDER:
Date
Fund
Sub-Adviser (If Applicable)
Issuer
Purchased From
Underwriter/Affiliated Participant Underwriter
Aggregate Principal Purchase Amount/Aggregate Principal Offering Amount % of Offering



6/18/2015
PNC Bond Fund
N/A
Energy Transfer Partners
Wells Fargo
PNC Capital Markets
$290,000/$1,000,000,000
<1%



6/18/2015
PNC Total Return Advantage Fund
N/A
Energy Transfer Partners
Wells Fargo
PNC Capital Markets
$380,000/$1,000,000,000
<1%


6/18/2015
PNC Balanced Allocation Fund -
Fixed Income
N/A
Energy Transfer Partners
Wells Fargo
PNC Capital Markets
$45,000/$1,000,000,000
<1%


6/22/2015
PNC Total Return Advantage Fund
N/A
Ball Corporation
Bank of America
PNC Capital Markets
$25,000/$1,000,000,000
<1%


6/23/2015
PNC Limited Maturity Bond Fund
N/A
HJ Heinz Co
JP Morgan
PNC Capital Markets
$875,000/$1,500,000,000
<1%


6/23/2015
PNC Bond Fund
N/A
HJ Heinz Co
Barclays
PNC Capital Markets
$80,000/$2,000,000,000
<1%


6/23/2015
PNC Total Return Advantage Fund
N/A
HJ Heinz Co
Barclays
PNC Capital Markets
$105,000/$2,000,000,000
<1%


6/23/2015
PNC Balanced Allocation Fund -
Fixed Income
N/A
HJ Heinz Co
Barclays
PNC Capital Markets
$10,000/$2,000,000,000
<1%


6/23/2015
PNC Ultra Short Bond Fund
N/A
HJ Heinz Co
JP Morgan
PNC Capital Markets
$1.850,000/$1,000,000,000
<1%


7/13/2015
PNC Limited Maturity Bond Fund
N/A
CVS Health Corp
Barclays
PNC Capital Markets
$1,300,000/$2,250,000,000
<1%


7/13/2015
PNC Bond Fund
N/A
CVS Health Corp
Barclays
PNC Capital Markets
$445,000/$2,000,000,000
<1%


8/3/2015
PNC Limited Maturity Bond Fund
N/A
Calgene Corporation
JP Morgan
PNC Capital Markets
$1,200,000/$1,000,000,000
<1%


9/8/2015
PNC Bond Fund
N/A
Automatic Data Processing
JP Morgan
PNC Capital Markets
$440,000/$1,000,000,000
<1%